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                                                                EXHIBIT 10.22(b)



                                                                [CONFORMED COPY]


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


          AMENDMENT NO. 1 dated as of December 20, 1996 to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November 15, 1996
                                ----------------
among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the
                                                            --------
banks and other financial institutions listed on the signature pages thereof, Bankers Trust Company, as Administrative Agent and Issuing Bank (the "Agent"),
                                                                      -----
Canadian Imperial Bank of Commerce, as Documentation Agent, and Morgan Guaranty Trust Company of New York, as Syndication Agent.


                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Guarantors and the Lenders party hereto have agreed to amend one of the Event of Default provisions contained in the Credit Agreement as set forth herein; and

          NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
          SECTION 1.01.  Definitions.  Unless otherwise defined herein, terms
                         -----------
defined in the Credit Agreement are used herein as therein defined.


                                   ARTICLE II
                                   AMENDMENT

          SECTION 2.01.  Amendment to Change of Control Event of Default.
                         -----------------------------------------------
Section 6.01(s) of the Credit Agreement is amended and restated in its entirety to read as follows:

          6.01(s)   Vincent Young, Adam Young, members of their respective
     immediate families, Persons controlled (as defined in the definition of Affiliate) by Vincent Young, Adam Young or members of their respective immediate families and members of management of the Borrower shall fail to hold, in the
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     aggregate for all such individuals and other Persons, record and beneficial title to at least 51% (by number of votes) of the Voting Stock of the Borrower; or


                                  ARTICLE III
                                 MISCELLANEOUS

          SECTION 3.01.  Representations Correct; No Default.  The Borrower
                         -----------------------------------
represents and warrants that on and as of the date hereof: (i) the representations and warranties contained in the Credit Agreement (after giving effect to this Amendment), the Guaranty Agreement, each Security Agreement, each Pledge Agreement and each Mortgage are and shall be correct, before and after giving effect to any Borrowing or Letter of Credit issuance on such date and to the application of the proceeds therefrom, as though made on and as of such date and (ii) no event has or shall have occurred and be continuing, or would result from any Borrowing or Letter of Credit issuance on such date, or from the application of the proceeds therefrom, which constitutes a Default.

          SECTION 3.02.  Effectiveness.  This Amendment No. 1 shall become
                         -------------
effective when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, each Guarantor and the Majority Lenders (or, in the case of any party as to which an executed counterpart thereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 3.03.  GOVERNING LAW.  THIS AMENDMENT NO. 1 SHALL BE GOVERNED
                         -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 3.04.  Effect of Amendments.  Except as expressly set forth
                         --------------------
herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          SECTION 3.05.  Execution in Counterparts.  This Amendment No. 1 may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this

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Amendment No. 1 to be executed by their respective authorized officers as of the date first above written.

                         YOUNG BROADCASTING INC.

                         By:  /s/ James A. Morgan
                              -------------------------------------
                              Name:  James A. Morgan
                              Title: Executive Vice President
                                     and Chief Financial Officer


                         BANKERS TRUST COMPANY, AS
                         ADMINISTRATIVE AGENT AND AS
                         ISSUING BANK


                         By:  /s/ Patricia Hogan
                              ----------------------------------------
                              Name:  Patricia Hogan
                              Title: Vice President


                         CANADIAN IMPERIAL BANK OF
                         COMMERCE, AS DOCUMENTATION
                         AGENT


                         By:  /s/ Lorain C. Granberg
                              -------------------------------------
                              Name:  Lorain C. Granberg
                              Title: Director, CIBC Wood Gundy
                                     Securities Corp., as Agent

                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK, AS SYNDICATION AGENT


                         By:  /s/ R. Blake Witherington
                              -----------------------------------------
                              Name:  R. Blake Witherington
                              Title: Vice President


                         BANKS
                         -----

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                         BANKERS TRUST COMPANY


                         By:  /s/ Patricia Hogan
                              ----------------------------------------
                              Name:  Patricia Hogan
                              Title: Vice President


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION


                         By:  /s/ Fred L. Thorne
                              ---------------------------------------
                              Name:  Fred L. Thorne
                              Title: Vice President


                         BANK OF IRELAND GRAND CAYMAN


                         By:  /s/ Joan Mitchell
                              -----------------------------------------
                              Name:  Joan Mitchell
                              Title: Account Manager


                         THE BANK OF NEW YORK


                         By:  /s/ Jerome Kapelus
                              ---------------------------------------
                              Name:  Jerome Kapelus
                              Title: Vice President


                         BANK OF TOKYO-MITSUBISHI TRUST
                         COMPANY


                         By:  /s/ John P. Judge
                              -----------------------------------------
                              Name:  John P. Judge
                              Title: Vice President


                         BANQUE FRANCAISE DU COMMERCE

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                         EXTERIEUR


                         By:  /s/ Peter Karl Harris
                              -----------------------------------------
                              Name:  Peter Karl Harris
                              Title: Vice President

                         By:  /s/ William C. Maier
                              ---------------------------------------
                              Name:  William C. Maier
                              Title: VP-Group Manager


                         BANQUE PARIBAS

                         By:  /s/ Lynne S. Randall
                              ----------------------------------------
                              Name:  Lynne S. Randall
                              Title: Vice President

                         By:  /s/ William B. Schink
                              ---------------------------------------
                              Name:  William B. Schink
                              Title: Vice President


                         BARCLAYS BANK PLC


                         By:  ______________________________
                              Name:
                              Title:


                         CANADIAN IMPERIAL BANK OF
                         COMMERCE


                         By:  /s/ Lorain C. Granberg
                              -------------------------------------
                              Name:  Lorain C. Granberg
                              Title: Director, CIBC Wood Gundy
                                     Securities Corp., as Agent

                         COMPAGNIE FINANCIERE DE CIC ET DE
                         L'UNION EUROPEENNE

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                         By:  /s/ Brian O'Leary
                              ----------------------------------------
                              Name:  Brian O'Leary
                              Title: Vice President

                         By:  /s/ Marcus Edward
                              --------------------------------------
                              Name:  Marcus Edward
                              Title: Vice President


                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "RABOBANK
                         NEDERLAND", NEW YORK BRANCH


                         By:  /s/ W. Jeffrey Vollack
                              --------------------------------------
                              Name:  W. Jeffrey Vollack
                              Title: Vice President, Manager


                         THE DAI-ICHI KANGYO BANK, LTD.


                         By:  /s/ Seiji Imai
                              -------------------------------------------
                              Name:  Seiji Imai
                              Title: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON


                         By:  /s/ Robert F. Milordi
                              ---------------------------------------
                              Name:  Robert F. Milordi
                              Title: Managing Director


                         THE FIRST NATIONAL BANK OF CHICAGO


                         By:  /s/ Kenneth A. Selle
                              ---------------------------------------
                              Name:  Kenneth A. Selle
                              Title: Authorized Agent

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                         FIRST UNION NATIONAL BANK OF NORTH
                         CAROLINA, AS SWINGLINE LENDER AND
                         AS A BANK


                         By:  /s/ Bruce W. Loflin
                              ---------------------------------------
                              Name:  Bruce W. Loflin
                              Title: Senior Vice President


                         FLEET BANK, N.A.


                         By:  /s/ Adam Bester
                              ----------------------------------------
                              Name:  Adam Bester
                              Title: Senior Vice President


                         HELLER FINANCIAL, INC.


                         By:  /s/ Joann L. Holman
                              --------------------------------------
                              Name:  Joann L. Holman
                              Title: Assistant Vice President


                         THE INDUSTRIAL BANK OF JAPAN,
                         LIMITED


                         By:  /s/ Jeffrey Cole
                              ------------------------------------------
                              Name:  Jeffrey Cole
                              Title: Senior Vice President


                         LTCB TRUST COMPANY


                         By:  /s/ Satoru Otsubo
                              ----------------------------------------
                              Name:  Satoru Otsubo
                              Title: Executive Vice President

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                         MELLON BANK N.A.


                         By:  /s/ Nathan H. Kehm
                              -------------------------------------
                              Name:  Nathan H. Kehm
                              Title: Assistant Vice President


                         MERCANTILE BANK OF ST. LOUIS
                         NATIONAL ASSOCIATION


                         By:  /s/ Gregory D. Knudsen
                              ------------------------------------
                              Name:  Gregory D. Knudsen
                              Title: Vice President


                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK


                         By:  /s/ R. Blake Witherington
                              ------------------------------------
                              Name:  R. Blake Witherington
                              Title: Vice President


                         MORGAN STANLEY SENIOR FUNDING, INC.


                         By:  /s/ Christopher A. Pucillo
                              -------------------------------------
                              Name:  Christopher A. Pucillo
                              Title: Vice President

                         THE NIPPON CREDIT BANK, LTD.


                         By:  /s/ David C. Carrington
                              -------------------------------------
                              Name:  David C. Carrington
                              Title: Vice President and Manager

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                         By:  ______________________________
                              Name:
                              Title:


                         THE SANWA BANK, LIMITED, NEW YORK
                         BRANCH


                         By:  /s/ Shayn P. March
                              --------------------------------------
                              Name:  Shayn P. March
                              Title: Assistant Vice President


                         SENIOR DEBT PORTFOLIO

                         By:  Boston Management and Research, as
                              Investment Advisors

                         By:  /s/ Scott H. Page
                              -----------------------------------------
                              Name:  Scott H. Page
                              Title: Vice President and Portfolio
                                     Manager


                         SOCIETE GENERALE


                         By:  /s/ Elaine I. Khalil
                              -----------------------------------------
                              Name:  Elaine I. Khalil
                              Title: Vice President


                         VAN KAMPEN AMERICAN CAPITAL
                         PRIME RATE INCOME TRUST


                         By:  /s/ Jeffrey W. Maillet
                              ---------------------------------------
                              Name:  Jeffrey W. Maillet
                              Title: Senior Vice President and Director

EACH OF THE UNDERSIGNED GUARANTORS HEREBY CONSENTS

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TO THE FOREGOING AMENDMENT NO. 1 AND HEREBY AFFIRMS
ITS GUARANTY OF THE OBLIGATIONS OF THE BORROWER UNDER
CREDIT AGREEMENT, AS AMENDED BY THE FOREGOING
AMENDMENT NO. 1, PURSUANT TO THE GUARANTY AGREEMENT:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
     BY:  YOUNG BROADCASTING OF LOUISIANA, INC., ITS GENERAL PARTNER
WKRN, L.P.
     BY:  YOUNG BROADCASTING OF NASHVILLE, INC., ITS GENERAL PARTNER
LAT, INC.
YBT, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, L.P.
     BY:  YOUNG BROADCASTING OF KNOXVILLE, INC., ITS GENERAL PARTNER
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.

By:  /s/ James A. Morgan
     --------------------------------------
     Name:   James A. Morgan
     Title:  Executive Vice President
             and Chief Financial Officer



                         THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE FOREGOING AMENDMENT NO. 1:

                         IMPERIAL BANK


                         By:  /s/ John F. Farrace
                              ----------------------------------------

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                              Name:  John F. Farrace
                              Title: Assistant Vice President

                                       11